UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-223022	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor, New York, New York	10281
(Address of principal executive offices)	(Zip Code)

(212) 417-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 7, 2022, Brookfield Real Estate Income Trust Inc. (the “Company”) filed a Third Articles of Amendment with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to change the par value of the Company’s shares of Class E common stock from $0.01 par value per share to no par value per share. A copy of the Third Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Articles of Amendment of Brookfield Real Estate Income Trust Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary